UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2025

NEXMETALS MINING CORP.

(Exact name of registrant as specified in its charter)

Ontario, Canada

(State or other jurisdiction of incorporation)

001-42750	N/A
(Commission File Number)	(IRS Employer Identification No.)

Suite 3400, One First Canadian Place P.O. Box 130 Toronto, Ontario, Canada	M5X 1A4
(Address of principal executive offices)	(Zip Code)

(604) 770-4334

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	NEXM	Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 23, 2025, NexMetals Mining Corp. (the “Company”) appointed Philipa Varris to its Board of Directors (the “Board”), effective immediately. Ms. Varris will serve as an independent director and Chair of the Company’s Sustainability Committee.

Ms. Varris succeeds Norman MacDonald, who retired from the Board effective the same day. Mr. MacDonald’s departure was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

Ms. Varris brings over 25 years of leadership experience in environmental, health, safety, and community management (ESG) across the mining sector, with roles in Africa, Australasia, and Latin America. She holds a Master of Science in Natural Resources from Curtin University and is a Chartered Environmental Professional with AusIMM. She currently serves as Head of Sustainability and Impact at Oryx Global Partners Limited since 2024, and previously held senior ESG roles at Horizonte Minerals from 2022 to 2024, Golden Star Resources from 2011 to 2022, and others. She is also a non-executive director of Mkango Resources Limited.

Following this appointment, the Company’s Board remains comprised of eight directors: Paul Martin (Chair), Philipa Varris, André van Niekerk, Chris Leavy, James Gowans, Jason LeBlanc, Mark Christensen, and Morgan Lekstrom.

Item 7.01 Regulation FD Disclosure.

On July 23, 2025, the Company issued a press release announcing the appointment of Philipa Varris and retirement of Norman MacDonald to its Board. A copy of this press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference. The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K (including Exhibit 99.1 attached hereto) is being furnished pursuant to Item 5.02 and shall not be deemed to be filed for purposes of Section 18 of the Exchange Act or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated July 23, 2025 (furnished herewith pursuant to Item 7.01).
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXMETALS MINING CORP. (Registrant)

By:	/s/ Morgan Lekstrom
Morgan Lekstrom
Chief Executive Officer

Date: July 29, 2025